UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

BEYOND COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52490	98-0512515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9029 South Pecos
Suite 2800
Henderson, Nevada 89074
(Address of principal executive offices, including zip code)

(702) 463-7000
(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On July 30, 2009, Beyond Commerce, Inc. (“the Company” or “BYOC”) entered into Securities Purchase Agreement (the “Securities Purchase Agreement”) with OmniReliant Holdings, Inc. (“Omni” or the “Holder”), pursuant to which Omni  agreed to purchase a series of original issue discount secured convertible debentures in such amounts and with such frequency as agreed by the Company and Omni (the “Debentures”).  On July 30, 2009, the Company sold Omni the first of the Debentures (the “First Debenture”) in the principal amount of $641,663 and received gross proceeds of $550,000.   The Debentures are due one year from when they are issued and are convertible into shares of the Company’s Common Stock at any time at the option of the Holder at a conversion price of $0.70 per share, subject to adjustment (the “Conversion Price”).  If the Company does not repay the First Debenture by January 28, 2009, or upon the default of the First Debenture, the Conversion Price shall be reset to equal 80% of the lowest closing bid prices for the three days prior to the date such Debenture is being converted.

           Interest on the Debentures is 10% per annum, payable in cash or common stock, at the option of the Company, provided that, interest may only be paid in common stock if the Equity Conditions (as defined in the Debenture) are met or waived by Omni.  Interest is payable on each Monthly Redemption Date (defined below), upon conversion, and upon maturity. Omni also was issued warrants to purchase up to 2,750,000 shares of the Company’s Common Stock with an exercise price of $0.70 per share.  The warrants are exercisable, for five years from the date of issuance.

A Debenture cannot be converted to common stock to the extent such conversion would cause the holder of the Debenture, together with such holder’s affiliates, to beneficially own in excess of 4.99% (or a maximum 9.99% in certain cases) of the Company’s outstanding common stock immediately following such conversion.

Beginning six months from the original issue date of a Debenture, on the 1st of each month (the “Monthly Redemption Date”) the Company must redeem the Monthly Redemption Amount (equal to 1/6 of the original principal amount of the Debenture  plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder under the Debenture). The Monthly Redemption Amount payable on each Monthly Redemption Date shall be paid in cash at a rate of 110% of the Monthly Redemption Amount or upon 30 trading days’ notice the Company may in lieu of cash pay all or part of the Monthly Redemption Amount in conversion shares based on a conversion price equal to the lesser of (i) the then Conversion Price and (ii) 80% of the average of the VWAPs for the 5 consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date.  The Company may not pay the Monthly Redemption Amount in Conversion Shares unless from the date the Holder receives the Monthly Redemption notice though the date the Monthly Redemption is paid in full, the Equity Conditions (as defined in the Debenture) have been satisfied or waived by the Holder and as to such Monthly Redemption, prior to such Monthly Conversion Period (but not more than 5 trading days prior to the commencement of the Monthly Conversion Period (as defined in the Debenture)), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Monthly Redemption Amount equal to the quotient of (x) the applicable Monthly Redemption Amount divided by (y) the lesser of (A) the Conversion Price and (B) 80% of the average of the 5 VWAPs during the period ending on the 3rd Trading Day immediately prior to the date of the Monthly Redemption notice.

In connection with the Securities Purchase Agreement, the Company and Omni entered into a Security Interest and Pledge Agreement (the “Pledge Agreement”). Pursuant to the Pledge Agreement, the Company’s obligations under the Securities Purchase Agreement are secured by a pledge of 10,802,416 treasury shares of the Company.

In connection with the sale of the Debenture, Midtown Partners & Co, LLC received a warrant to purchase 220,000 shares of the Company’s Common Stock (the “Midtown Warrant”) pursuant to the terms of its placement agent agreement with the Company.  The Midtown Warrant may be exercised at any time for a period of five years from the date of issuance and has an exercise price of $0.70.  The Warrant may be exercised on a cashless basis if there is no effective registration statement registering the shares underlying the Warrant.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investor was an accredited investor, the investor had access to information about the Company and their investment, the investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Copies of the Securities Purchase Agreement, the Debenture, the Warrant, and the Security Interest and Pledge Agreement are filed as exhibits to this Current Report on Form 8-K.  The summary of these agreements set forth above is qualified by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement dated July 30, 2009 by and between the Company and OmniReliant Holdings, Inc.

10.2	Form of Debenture

10.3	Form of Warrant

10.4	Security Interest and Pledge Agreement dated July 30, 2009 by and between the Company and OmniReliant Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beyond Commerce, Inc.

Date: August 4, 2009	By:	/s/ Robert McNulty
Robert McNulty
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated July 30, 2009 by and between the Company and OmniReliant Holdings, Inc.

10.2	Form of Debenture

10.3	Form of Warrant

10.4	Security Interest and Pledge Agreement, dated July 30, 2009 by and between the Company and OmniReliant Holdings, Inc.

4